SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [sec] 240.14a-11(c) or [sec] 240.14a-12

                          Ben & Jerry's Homemade Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   Registrant
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and 0-11.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       4) Proposed maximum aggregate value of transaction:

       * Set forth the amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                    [BEN & JERRY'S HOMEMADE, INC. letterhead]




                                                                   May 16, 1997

Dear Stockholders:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders, which will be held on Saturday, June 28, 1997 on the Golf Course at the Sugarbush Resort in Warren, Vermont 05674 at 10:00 in the morning. Enclosed is a Proxy Statement and a Proxy Card for voting Class A Common Stock and Class B Common Stock, along with a copy of the 1996 Annual Report to Stockholders.

     On the following pages you will find a Notice of the 1997 Annual Meeting and Proxy Statement. The Notice of Annual Meeting lists four items of formal business to address at the Annual Meeting.

     We suggest you read the Proxy Statement carefully. We ask your support in the election of directors and in approving Items 2, 3 & 4.

     We will follow the formal business with time for discussion, and we invite your comments, questions and ideas.

     After the meeting, we invite you to join in the One World One Heart Festival, a wonderful one day celebration, located at Sugarbush North. The Festival, which runs from 11:00 a.m. until 7:00 p.m., will be filled with music, fun, social activism and surprises. Please join us.

                                          Best regards,


                                          /s/ Ben Cohen
                                          Ben Cohen,
                                          Chairperson



                                          /s/ Perry D. Odak
                                          Perry D. Odak,
                                          Chief Executive Officer

                    [BEN & JERRY'S HOMEMADE, INC. letterhead]


                          BEN & JERRY'S HOMEMADE, INC.

               NOTICE OF THE 1997 ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Ben & Jerry's Homemade, Inc. will be held on the Golf Course at the Sugarbush Resort in Warren, Vermont, 05674 on Saturday the 28th of June at 10:00 a.m., Vermont time, for the following purposes:

     1. To fix the number of directors at ten and to elect ten directors to serve for the next year, or to serve for staggered terms in the event that the amendment in Item 3 is approved.

     2. To consider and act upon a proposal to amend the Company's 1995 Equity Incentive Plan, to increase the aggregate number of shares of stock authorized for issuance and delivery in connection with awards under such Plan from 500,000 shares of Class A Common Stock to 900,000 shares of Class A Common Stock.

     3. To consider and act upon a proposal to amend the Articles of Incorporation to (a) classify the Board into three classes; (b) provide that directors may be removed only for cause and with the approval of the holders of at least two-thirds of the votes cast on the matter by all of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together; (c) provide that any vacancy resulting from such a removal may be filled by two-thirds of the directors then in office; and (d) provide that the stockholder vote required to alter, amend, repeal or adopt any provision inconsistent with this amendment shall be at least two-thirds of the voting power of all of the shares of the Company entitled to vote generally in the election of directors, voting together.

     4. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as independent auditors for the 1997 fiscal year.

     5. To transact any other business that may properly be brought before the meeting or any adjourned session thereof.

     Stockholders of record at the close of business on April 21, 1997 are entitled to notice of, and to vote at, the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                            Frances Rathke, Secretary
South Burlington, Vermont
May 16, 1997

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY (FOR CLASS A COMMON STOCK AND FOR CLASS B COMMON STOCK) AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                         BEN & JERRY'S HOMEMADE, INC.

                       Corporate Offices Mailing Address:
                               30 Community Drive
                        South Burlington, VT 05403-6828

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                 June 28, 1997

                                PROXY STATEMENT

     The enclosed form of proxy ( for Class A Common Stock and for Class B Common Stock) is solicited on behalf of the Board of Directors of Ben & Jerry's Homemade, Inc. ("Ben & Jerry's" or the "Company") for use at the 1997 Annual Meeting of Stockholders to be held on the Golf Course at Sugarbush Resort in Warren, Vermont on Saturday, June 28th, 1997 at 10:00 a.m., Vermont time, and at any adjourned session thereof (the "Meeting").

     The expense of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company (who will receive no compensation therefore in addition to their regular salaries) may communicate directly or by mail, telephone or other communication methods with shareholders to solicit proxies. The Company will also reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals or other beneficial owners of capital stock of Ben & Jerry's.

     Any proxy may be revoked prior to its exercise (i) by written notice received by the Secretary of he Company at its mailing address set forth above,
(ii) by execution of a later-dated proxy, or (iii) by attending the Meeting and voting the shares covered by the proxy in person.

     Stockholders of record at the close of business on April 21, 1997 are entitled to receive notice of and to vote at the Meeting. Each share of the Company's Class A Common Stock and Class A Preferred Stock (the "Preferred Stock") outstanding on the record date is entitled to one vote, and each share of the Company's Class B Common Stock is entitled to ten votes. As of the close of business on April 21, 1997 there were outstanding and entitled to vote 6,392,646 shares of Class A Common Stock, 891,072 shares of Class B Common Stock and 900 shares of Class A Preferred Stock.

     The Company's Annual Report for 1996 is being mailed to stockholders with this Proxy Statement. It is expected that this Proxy Statement will be mailed to stockholders on or about May 16, 1997.

ITEM #1                       NOMINEES FOR DIRECTOR

     The Company has accepted the resignations of three Board members who, for personal reasons, have recently resigned from the Company's Board of Directors or will not stand for re-election. Mr. Robert Holland, who had served on the Board of Directors since January of 1995, resigned from the Board effective April 3, 1997. Mr. Jon Katzenbach, who had served on the Board of Directors since June, 1996, resigned from the Board effective March 28, 1997. Mr. Fred "Chico" Lager, who has served on the Board of Directors since 1982 has decided not to stand for re-election.

     Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates to fix the number of directors at ten and to elect the nominees named below. Management knows of no reason why any nominee should refuse or be unable to serve. However, should any of the nominees refuse or be unable to serve, it is the intention of the persons named as proxies to act in respect to the filling of that office by voting the shares to which the proxy relates, unless authority to do so has been withheld or limited in the proxy, for the election of such other person or persons as may be designated by the Board of Directors or, in the absence of such designation, in such other manner as they may, in their discretion, determine. All nominees for election, other than Pierre Ferrari, Perry D. Odak, and Andrew S. Patti, were previously elected Directors of the Company at the 1996 Annual Meeting.

     If Item 3 is approved, Messrs. Furman, Morgan and Ms. Bankowski will be designated Class A directors and elected for a term of one year expiring at the 1998 Annual Meeting of Stockholders and until their successors are elected and qualified: Messrs. Ferrari, Greenfield and Miller will be designated Class B directors and elected for a term of two years expiring at the 1999 Annual Meeting of Stockholders and until their successors are elected and qualified; and Messrs. Cohen, Odak, Patti and Ms. Henderson will be designated Class C directors and elected for a term of three years expiring at the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified. If
Item 3 is not approved, then ten directors are to be elected to serve as directors until the next Annual Meeting and until their successors are elected and qualified.

     Set forth below is information relating to the nominees for the Board of Directors. Each Director elected will serve until his/her successor is elected and qualified or until his/her earlier resignation or removal. None of the nominees for Director is related to any other nominee or to any executive officer of the Company by marriage, adoption or blood.

                                                                                                      Director
       Name              Age                   Principal Occupation or Employment                     Since
---------------------   ------   -----------------------------------------------------------------   ----------
Elizabeth Bankowski      49       Director of Social Mission Development of Ben & Jerry's              1990
                                  Homemade, Inc. since June 1991. Private political consultant since January, 1990. Chief of Staff for Vermont Governor
                                  Madeline M. Kunin from 1985 to October 1989.

Ben Cohen                45       Chairperson of the Board of Directors since February 1989.           1977
                                  Chief Executive Officer of Ben & Jerry's Homemade, Inc.
                                  from January 1, 1991 to January 30, 1995. President from
                                  1983 until February 1989. Vice President from 1977 to 1983.
                                  One of the Company's two founders in 1977. Mr. Cohen is a
                                  director and President of Community Products, Inc., a supplier to the Company, which on April 28, 1997, filed for protection under Chapter 11 of the United States Bankruptcy Code.

Pierre Ferrari           47       Special Assistant to the President and CEO of CARE, the
                                  world's largest private relief and development agency. Mr.
                                  Ferrari has enjoyed a successful career with The Coca-Cola
                                  Company spanning twenty-five years, most recently, 1988 to
                                  1994, as Sr. Vice-President, Director of Marketing and
                                  member of the Executive Committee. Mr. Ferrari earned his
                                  MA from the University of Cambridge and MBA from
                                  Harvard University.

Jeffrey Furman           53       Formerly a consultant to Ben & Jerry's Homemade, Inc. from           1982
                                  March, 1991 to December, 1996. From 1982 to 1991, Mr.
                                  Furman was Secretary to Ben & Jerry's Homemade, Inc., and
                                  Vice-President from 1982 to March 1990.

Jerry Greenfield         45       Vice Chairperson of Ben & Jerry's Homemade, Inc. since               1990
                                  1990. Director of Promotions from 1987 to 1990. Consultant to the Company from 1985 to 1986. One of the Company's
                                  two founders in 1977.

Jennifer Henderson       43       Ms. Henderson is President of Strategic Interventions and            1996
                                  Director of Training for the Center for Community Change in
                                  Washington, DC. Ms. Henderson serves on the Board of
                                  Directors of Twenty-First Century Foundation; Nonprofit
                                  Management Association; Southern Organizing Committee;
                                  and Young Women's Project.

Frederick A. Miller      50       Since 1985, Mr. Miller has been President of The Kaleel              1992
                                  Jamison Consulting Group, Inc., a strategic culture change and management consulting firm he joined in 1979. Prior to
                                  joining the firm he was Assistant Director of Corporate
                                  Training at Connecticut General Life Insurance Company
                                  (now Cigna). Mr. Miller serves on the Board of Directors of
                                  The Living School and The Institute of Development
                                  Research.

Henry Morgan             71       Mr. Morgan is retired Dean Emeritus of Boston University             1987
                                  School of Management. Mr. Morgan serves on the Board of
                                  Directors of Cambridge Bancorporation; Southern
                                  Development Bancorporation; and Cleveland Development
                                  Bancorporation.

                                                                                                    Director
     Name            Age                    Principal Occupation or Employment                      Since
-----------------   ------   -------------------------------------------------------------------   ----------
Perry D. Odak        51       Mr. Odak has served as Chief Executive Officer Since December          1997
                              31, 1996. From 1990 to 1997, Mr. Odak was a principal in a private consulting firm, providing consulting services to many companies including: Sudbury, Inc.; Investcorp International;
                              Color Tile, Graham Packaging; and U.S. Repeating Arms Co.
                              From 1983 to 1990, Mr. Odak was a partner at Catalyst
                              Technologies where he started and launched ETAK, Inc., the first vehicle navigation system. From 1982 to 1983 Mr. Odak was
                              President of the Consumer Group for Atari, Inc. Mr. Odak was
                              one of the founders of Jovan, Inc. where from 1978 to 1982 he served as General Manager overseeing sales, marketing,
                              operations and distribution. From 1969 to 1978, Mr. Odak was at
                              Armour-Dial, Inc., most recently as Sr.Vice-President of
                              Worldwide Operations.

Andrew S. Patti      56       Mr. Patti is Executive Vice-President of Ameritech, a
                              telecommunications company. From 1995 to 1996, Mr. Patti
                              was President and COO of The Dial Corporation. From 1989
                              to 1995, he was President and COO of Dial Consumer
                              Products Group. From 1982 to 1986, President and CEO of
                              Armour Handcrafts, Inc. From 1978 to 1982, Sr. Vice-
                              President Operations of Dial Consumer Products Group. Mr.
                              Patti has a BS in Industrial Engineering from Rutgers
                              University and his MBA from Northern Illinois University.

     There were nine meetings of the Board of Directors in 1996. Directors who are not employees or full-time consultants of the Company receive an annual retainer fee of $9,000, in addition to a $750 per board meeting attendance fee, and reimbursement of reasonable out-of-pocket expenses. The Company has adopted the 1995 Non-Employee Directors' Plan for Stock in Lieu of Directors' Cash Retainer under which directors may elect to be paid annually, in lieu of the cash retainer for Board services, shares of common stock having a fair market value (as of the date of payment) equal to the amount of such annual retainer. On September 6, 1996, four non-employee directors, Henry Morgan, Jon Katzenbach, Frederick A. Miller and Jennifer Henderson each received 524 shares of stock in lieu of the cash retainer for the period October 1996 through June of 1997 under the 1995 Non-Employee Directors' Plan for Stock in Lieu of Directors' Cash Retainer Plan.

     The Board of Directors has an Audit Committee, on which Messrs. Lager (Chairperson) and Morgan, neither of whom are employees of the Company, serve. This Committee met twice in 1996. The Audit Committee reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the accountants upon the financial condition of the Company and its accounting controls and procedures, and such other matters as the Committee deems appropriate. The Board will appoint a non-employee director to the Audit Committee to replace Mr. Lager following the Board elections at the Annual Meeting on June 28, 1997.

     The Board of Directors has a Social Mission Committee on which Messrs. Miller (Chairperson), Furman, Cohen, and Ms. Henderson and Ms. Bankowski serve. The Social Committee was added to the Board of Directors following the 1996 Board of Directors' Retreat. The Committee's first project has been to oversee the preparation of the 1996 Social Performance Assessment. The Committee met five times in 1996.

     The Board of Directors also has a Workplace/Compensation Committee, which reviews salary and related compensation matters relating to officers of the Company, reviews the compensation of all executive officers of the Company, makes recommendations to the Board regarding policy changes related to compensation, and administers certain compensation plans, including: The 1995 Equity Incentive Plan; the Employee Stock Purchase Plan; and The 1985 Stock Option Plan (under which no further options may be granted). Messrs. Miller, and Morgan (Chairperson) and Ms. Henderson, none of whom are employees of the Company, serve on this Committee.

     The Board of Directors also has a Nominating Committee on which Messrs. Cohen (Chairperson), Furman, Greenfield, Odak and Ms. Bankowski serve.

Recommendation of the Board of Directors

     The Board of Directors recommends that the stockholders vote to fix the number of directors at ten and for each of the ten nominees.

                            EXECUTIVE COMPENSATION

                          Summary Compensation Table

     The following table sets forth the cash compensation paid by the Company in Fiscal Years 1994-1996 as well as certain other compensation paid, awarded or accrued for those years to the Company's Chief Executive Officer (Ben Cohen was CEO prior to Robert Holland's election in January 1995) and the Company's other executive officers during the 1996 fiscal year whose total salary and bonuses exceeded $100,000. Perry Odak became the Chief Executive Officer on December 31, 1996.

                                                                 Long-Term Compensation
                                                                ------------------------
                                     Annual Compensation                 Awards                  Payouts
                              --------------------------------- ------------------------ ------------------------
                                                       Other                              Securities
                                                       Annual          Restricted         Underlying              All Other
      Name and                                        Compen-            Stock             Options/       LTIP     Compen-
 Principal Position    Year     Salary     Bonus(2)   sation(4)         Awards(3)           SARs(6)     Payouts    sation(5)
--------------------- ------- ----------- ---------- ---------- ------------------------ ------------- ---------- -----------
Ben Cohen(1)           1996      $149,664       --                                                                   $  3,017
Chairperson            1995      $132,500       --                                                                   $  2,195
and CEO                1994      $132,500       --                                                                   $  2,650

Jerry Greenfield       1996      $149,664       --                                                                   $  3,017
Vice Chairperson       1995      $132,500       --                                                                   $  2,195
                       1994      $132,745       --                                                                   $  2,655

Robert Holland, Jr.    1996      $250,000 $100,000                                                                   $272,948
CEO, President and     1995      $225,962 $100,000                                             80,000                      --
Director

Bruce Bowman           1996      $169,231 $ 20,000                                             10,000                $  1,099
Senior Director of     1995      $ 55,385 $ 40,000                                             25,000                      --
Operations and COO

Katherine Greenleaf    1996      $156,934       --                                             25,000                      --
Senior Director
of People

Frances Rathke         1996      $145,385       --                                                                   $  2,928
CFO and                1995      $125,000 $  1,281                                             30,000                $  2,260
Secretary              1994      $121,398 $    611                                                                   $  2,440

Elizabeth Bankowski    1996      $125,000       --                                             20,000                $  2,267
Director of Social     1995      $125,000 $    745    $14,341    $21,360                        5,000                $  2,267
Mission Development    1994      $115,803 $    328                                                                   $  2,323

------------

(1)  Ben Cohen was CEO prior to January 31, 1995.

(2) "Bonus" includes discretionary distributions under the Company's profit sharing plan pursuant to which a cash bonus was awarded to all employees (other than co-founders, Ben Cohen and Jerry Greenfield, CEO Robert Holland, and Senior Director of Operations Bruce Bowman, and starting in 1996 Frances Rathke, Elizabeth Bankowski and Katherine Greenleaf). Robert Holland was awarded a bonus in accordance with his employment contract of $100,000 for the years 1995 and 1996. Bruce Bowman was awarded a bonus in accordance with his employment contract of $40,000 in 1995 and $20,000 in 1996.

(3) "Restricted Stock Awards" includes restricted stock awards of 2,000 shares made in 1995. No other restricted stock awards were made in 1994-1996, or are outstanding. Award was vested at date of grant.

(4) "Other Annual Compensation" consists of gross-up payments for tax liabilities incurred on the restricted stock award granted in 1995.

(5) "All Other Compensation" includes Company contributions to 401(k) plans and in 1996 includes severance payments payable monthly through January 1998 to Robert Holland, Jr. under the Amended Employment Agreement dated October 31, 1996 in the amount of $270,833.

(6) "Securities Underlying Options/SAR" after giving effect to Mr. Holland's Amended Employment Agreement dated October 31, 1996.

                           Option/SAR Grants in 1996

                                      Percentage                                      Potential Realizable
                                       of Total                                         Value at Assumed
                                       Options/                                       Annual Rates of Stock
                                         SARS          Exercise                        Price Appreciation
                        Options/      Granted to          or                            for Option Term
                          SARs        Employees       Base Price       Expiration     ---------------------
                        Granted        in 1996        (per share)        Date           5%         10%
                        -----------   -------------   --------------   ------------   ---------   ---------
Ben Cohen                        0             0                 0                0         0            0
Jerry Greenfield                 0             0                 0                0         0            0
Robert Holland, Jr.              0             0                 0                0         0            0
Bruce Bowman                10,000          16.0%           $12.38         10/22/06   $77,857     $197,305
Katherine Greenleaf         25,000          40.0%            14.75          4/14/06   231,905      587,693
Frances Rathke                   0             0                 0                0         0            0
Elizabeth Bankowski         20,000          32.0%            12.38         10/22/06   156,000      394,611

Aggregated Option/SAR Exercises in 1996 and 1996 Year-End Option/SAR Values

                         Shares                                                              Value of Unexercised
                         Acquired                        Number of Unexercised              In-The-Money Options/
                           on                           Options/SARs at 12/28/96                SARs at 12/28/96
                         Exercise       Value       ---------------------------------   --------------------------------
                           (#)         Realized     Exercisable      Unexercisable      Exercisable      Unexercisable
                        -----------   -----------   --------------   ----------------   --------------   ---------------
Ben Cohen                0             0                       0                 0                 0              --
Jerry Greenfield         0             0                       0                 0                 0              --
Robert Holland, Jr.      0             0                  80,000                 0           $45,400              --
Bruce Bowman             0             0                       0            35,000                 0              --
Katherine Greenleaf      0             0                       0            25,000                 0              --
Frances Rathke           0             0                   5,593            25,592             3,750              --
Elizabeth Bankowski      0             0                   5,485            20,485             3,750              --

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors is composed of three independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission and whose names appear below. The Committee is responsible for reviewing salary and related compensation matters relating to the Chief Executive Officer and the other executive officers of the Company and making recommendations to the Board regarding compensation policy changes for the Company. The Committee also administers the Company's stock option plans: The 1985 Option Plan (under which no further stock options may be granted); The 1995 Equity Incentive Plan; The 1991 Restricted Stock Plan; The 1995 Non-Employee Directors' Plan for Stock in Lieu of Directors' Cash Retainer; and the 1986 Employee Stock Purchase Plan.

General Compensation Philosophy

     The Company operates in the competitive environment of the super premium ice cream and frozen dessert industry. While applying a principle of salary compression and "linked prosperity", the Company strives to maintain compensation programs that allow the Company to respond to the competitive pressures within this industry. The Company's compensation philosophy is to offer compensation opportunities linked to the Company's three-part mission, individual performance and overall contribution to the Company's success and the enhancement of shareholder value. These compensation opportunities are intended to enable the Company to attract, retain and motivate the people necessary to ensure the Company's long-term growth, both financial and non-financial (i.e. social performance). At the officer level, the Company hired a new Chief Executive Officer on December 31, 1996.

Compensation Components

     It is the Committee's objective to have a substantial portion of the compensation of the Chief Executive Officer and the Company's other executive officers' compensation contingent ("at risk") upon the Company's successful performance, as well as his or her contribution to the Company's success in meeting its three-part mission, balancing both short and long-term goals. This compensation program consists of three main components: (1) a base salary; (2) an annual bonus; and, (3) long-term incentives. The second and third elements constitute the "at risk" portion of the overall compensation program. These three components are in addition to the Company's employee benefits, which include hospital and health insurance, life insurance, 401(k) Retirement Plan and Employee Stock Purchase

Plan. When a contract for a particular officer has been previously negotiated, annual adjustments are made in light of the specific provisions of that contract.

     Base Salary. The Committee annually reviews the base salary of the Chief Executive Officer and other executive officers. In determining salary adjustments, the Committee considers, in light of any contract that is in place, the Company's success in achieving its three-part mission objectives, the Officer's individual performance, and the Officer's base salary in relation to the lower-to-mid end of the competitive range of pay for the position.

     Annual Incentive Bonus. The annual incentive bonus is the first "at risk" element in the Company's compensation program. At the beginning of each year, the Board of Directors is to establish the three-part mission objectives for that year, including business plan revenue and profitability targets and non-financial objectives. The Committee then establishes an annual incentive bonus award target for the Chief Executive Officer and upon recommendations by the Chief Executive Officer approves incentive bonus award targets for the other executive officers. The Committee is considering the inclusion of non-financial objectives in its annual incentive bonus targets for executive officers, subject to the terms of existing employment agreements. If the long-term incentives for a particular officer are substantial, the compensation (as in the case of Perry Odak, the CEO, in 1997) may not include an annual incentive bonus target or the annual incentive bonus target included may be reduced.

     Long-Term Incentive Program. The long-term incentive program is the second "at risk" element of the Company's compensation program in which it is intended that the Chief Executive Officer, all other executive officers and all key employees will be eligible to participate. The Committee may also grant, from time to time, options at all levels of employees and, in some cases, to consultants. The Committee views the granting of stock options as a significant method of aligning management's long-term interests with those of the shareholders. This approach brings into balance short and long-term compensation with the Company's goals, fosters the retention of key executive and management personnel, and rewards the achievement of superior performance at the different employee levels within the Company. Long-term incentive awards to executives will be based upon criteria which include an individual's current position with the Company, the amount of compensation other than long-term incentive, the executive's performance in the recent period, expected contributions to the achievement of the Company's long-term performance goals, and competitive levels of stock grants. The Committee in 1996 made stock option grants for an aggregate of 62,500 shares to executive officers and key employees.

1996 compensation of the Chief Executive Officer

     Mr. Robert Holland, Chief Executive Officer in 1996 until his resignation in October of 1996, received pursuant to his 1995 Employment Agreement, a base salary of $250,000 and an incentive award of $100,000. When Mr. Holland resigned from the Company his 1995 Employment Agreement was modified and his stock option grants for 100,000 shares were terminated, leaving in place stock options for 80,000 shares, granted in January 1995 at an exercise price of $10.81 per share, fair market value of the Class A Common Stock on this date. For other details of Mr. Holland's severance under the contract see "Certain Relationships and Related Transactions".

     During the interim period November-December, 1996, Mr. Bruce Bowman, the Company's Chief Operating Officer, had primary operating responsibility.

     Mr. Perry Odak was hired as Chief Executive Officer for the Company on December 31, 1996. Information regarding Mr. Odak's compensation under his Employment Agreement is described in "Certain Relationships and Related Transactions" and his compensation for 1997 will be reported on in the 1997 Compensation Committee Report.

                                          Henry Morgan, Chairperson
                                          Jennifer Henderson
                                          Frederick A. Miller

Certain Relationships and Related Transactions

     Under the terms of an Amended Employment Agreement between the Company and Mr. Lager, the Company is obligated to provide Mr. Lager with (i) family health insurance coverage under the Company's regular employee health insurance plan until February, 2003 (ii) to continue payments of the premiums due on Mr. Lager's life insurance policy (currently $12,335 per year) until the date when the policy becomes "self-funding", which is estimated to be December 31, 2002, and (iii) to extend the non-compete provisions for an additional three years (without any additional payment) beyond the two-year post-employment non-competition period provided for in the original Employment Agreement.

     Pursuant to the terms of a Consulting Agreement dated January 17, 1991 (as amended in 1994 and 1995) Mr. Lager agreed to furnish management consulting services to the Company, upon the Company's request. Commencing in September 1995, Mr. Lager provided part-time consulting services to the Company at the rate of $8,333 per month, plus reasonable out-of-pocket expenses. In 1995 and 1996, Mr. Lager was paid $235,902 and $57,917. Mr. Lager's obligation to provide part-time consulting services to the Company under the terms of the Original Consulting Agreement, as extended by the 1994-1995 amendment, terminated on July 31, 1996. In accordance with the Agreement, Mr. Lager has agreed not to compete with the Company for a period of two years following the expiration of the Consulting Agreement on July 31, 1996.

     Under the terms of a Severance and Non-Competition Agreement between the Company and Mr. Furman, dated December 31, 1990, the Company continues to provide, at no cost to Mr. Furman, family health insurance coverage under the Company's regular employee health insurance plan. This obligation will continue until March 2, 1999. In 1995 and 1996, Mr. Furman was paid $51,938 and $30,000 for consulting services in connection with his work on the Company's Russian joint venture.

     Mr. Holland was hired January 30, 1995 as President and Chief Executive Officer. Under Mr. Holland's Employment Agreement which had a term of four years, Mr. Holland was entitled to a base salary of $250,000 per year, subject to increases from time to time by the Board of Directors, and an annual incentive award payable in cash or vested shares of Class A Common Stock as determined by the Compensation Committee of the Board of Directors in an amount up to but not exceeding $125,000, with all or such portion thereof to be earned on a sliding scale based upon the extent to which the Committee determines that Mr. Holland has met in each fiscal year the objectives previously established for that year by the Compensation Committee. For 1995, the Incentive Award Objectives were financial objectives and for years 1996 and beyond the Objectives were financial and non-financial in nature (i.e. Internal Culture and External Social Responsibility, etc.). Under the Company's 1985 Stock Option Plan, Mr. Holland received non-incentive stock options to purchase 180,000 shares of Class A Common Stock of the Company at an exercise price equal to the fair market value at the date of grant. The options have a term of eight years and become exercisable at the rate of 20,000 shares a year for the first four years, and thereafter at the rate of 25,000 a year so long as Mr. Holland is an employee of the Company under this Agreement, provided that, in lieu of said "regular" annual vesting of options during the fifth through eighth years, options for 25,000 shares which are at the time the latest options to become "regularly" exercisable by the passage of time become exercisable, by acceleration, upon the Committee's determination by March 15th of each year, commencing March 15, 1996, that Mr. Holland has met the Non-Financial Option Objectives previously established for that fiscal year by the Committee. No options have been accelerated. The agreement provides for termination of employment by the Company for cause (as defined) and also provides for termination by the Company other than for cause or by Mr. Holland for good reason (as defined), in each of which events Mr. Holland is entitled to receive for the remaining period of the four year term his base salary and an amount equal to the average Incentive Award that was earned prior to termination under the Agreement times the period remaining and all options which could have become exercisable upon "regular" annual vesting prior to the end of the four year term shall be accelerated and become vested upon such termination. The Agreement also provides that during the term and for two years thereafter Mr. Holland will not compete with the Company.

     Mr. Holland resigned as President and Chief Executive Officer of the Company on October 31, 1996 and as a director of the Company on April 3, 1997. On October 21, 1996, Mr. Holland and the Company entered into an Agreement regarding the termination of Mr. Holland's employment which modified the terms of his original Employment Agreement. Under the terms of this 1996 Agreement, Mr. Holland will receive an amount equal to his monthly salary, at the annual rate of $250,000 through January 30, 1998; receive a bonus in 1996 of $100,000; Options for an aggregate of 80,000 shares, which were granted in January 1995, vested and exercisable up through April 30, 1997 (all these options were exercised by Mr. Holland in April 1997); all other options terminated on October 31, 1996. Participation in the Company's life insurance and health insurance plans shall continue on the current basis for the shorter of one year from October 31, 1996 or the commencement of new employment for Mr. Holland which provides him with eligibility to participate in comparable plans. All other provisions in the Employment Agreement dated January 30, 1995, including the covenant not to compete, remain in effect.

     Mr. Cohen, Chairperson and a director, has an Employment Agreement which has been extended for a term ending April 30, 1997. The Agreement provided for a base salary, which may be increased by the Board (the Board has currently fixed such base salary at $150,000), and he is entitled to an incentive bonus at the discretion of the Board (no bonus was paid in 1996). The Agreement also provides for certain medical benefits and a covenant not to compete during the term of the Agreement and for a two year period thereafter, in consideration of payment by the Company (except as otherwise provided in the Agreement) of the then-current base salary during the two-year period.

     Mr. Greenfield, Vice Chairperson, and director and also a director and President of The Ben & Jerry's Foundation, has an Employment Agreement which has been extended for a term ending April 30, 1997. The Agreement provides for a base salary, which may be increased by the Board (the Board has currently fixed such base salary at $150,000), and he is entitled to an incentive bonus at the discretion of the Board (no bonus was paid in 1996). The Agreement also provides for certain medical benefits and a covenant not to compete during the term of the Agreement and for a two-year period thereafter, in consideration of payment by the Company (except as otherwise provided in the Agreement) of the then-current base salary during the two-year period.

     Mr. Bowman, Senior Director of Operations and Chief Operating Officer, has an Employment Agreement dated August 21, 1995, which has a term of three years, expiring August 20, 1998. The Agreement provides for an annual base salary, which may be increased by the Board (the Board has currently fixed such base salary at $200,000), and he is entitled to an incentive bonus, not exceeding 35% of his base salary (payable in cash and shares of Class A Common Stock), as determined by the Chief Executive Officer, subject to approval of the Compensation Committee. The amount of the award for 1996 was $20,000. The Agreement also provides for stock options on 25,000 shares of Class A Common Stock which were granted in August, 1995, vesting over a period of six years, commencing January 1, 1997. The Agreement also provides for medical, life insurance, 401(k) plan and other employee benefits, a covenant not to compete during the term of the Agreement and for a two-year period thereafter, and for one year's continuation of then-current base salary and annual incentive award at the rates in effect on the date of termination of his employment by the Company without cause.

     Mr. Odak, Chief Executive Officer, has a three year Employment Agreement with the Company dated December 31, 1996. Under the terms of the Agreement, Mr. Odak is entitled to a base salary of $300,000 per annum, subject to increases from time to time by the Board of Directors, in its sole discretion. Mr. Odak received options, which are non-statutory, non-incentive stock options, to purchase an aggregate of 360,000 shares of Class A Common Stock of the Company exercisable at $10.88 per share, the fair market value on the date of grant by the Compensation Committee of the Board of Directors under the 1995 Equity Incentive Plan.

     The Employment Agreement may be terminated at any time by the Company for cause, as defined, upon written notice to Mr. Odak. If terminated for cause, the Company shall have no further obligation or liability to Mr. Odak, other than for base salary earned and unpaid at the date of termination, any options that are vested which shall continue to be exercisable for thirty days (unless such options are terminated by the vote of the Compensation Committee of the Board of Directors), and payments or reimbursement of business expenses accrued prior to the date of termination. All other options shall terminate.

     The Company may also terminate the Employment Agreement other than for cause in which event, the Company shall have a continuing obligation to pay Mr. Odak his base amount at the rate in effect on the date of termination for the monthly periods specified in the Agreement, which are dependent upon the date of such termination. Additionally, the Company will continue to contribute, for the period during which the base amount is continued, the cost of Mr. Odak's participation (including his family) in the Company's group medical and hospitalization insurance plans and group life insurance plan, provided that Mr. Odak is entitled to continue such participation under applicable law and plan terms. Upon such termination, unvested options shall become exercisable to the extent so provided by the terms of the Employment Agreement.

     Mr. Odak may terminate his employment with the Company for good reason, as defined (in the absence of cause), upon notice to the Company. In the event of such termination, base amount, benefits and options (including acceleration, period of exercisablilty and termination of options) shall be paid or provided in the same manner and extent as for a termination Other Than for Cause.

     Mr. Odak agrees not to compete with the Company during his period of employment and, after his employment terminates, for the greater of one year or the period during which severance payments are made.

     During the year ended December 28, 1996, the Company purchased Rain Forest Crunch cashew-brazilnut buttercrunch candy to be included in Ben & Jerry's Rain Forest Crunch flavor ice cream for an aggregate purchase price of approximately $1,000,000 from Community Products, Inc., a company of which Messrs. Cohen and Furman are directors and the principal stockholders and of which Mr. Cohen is also president. Mr. Lager was a director until January 1994. The Company believes that the candy was purchased from Community Products, Inc. at competitive prices and on standard terms and conditions. Although the Company expects to purchase additional quantities of candy from Community Products, Inc., termination of Ben & Jerry's relationship with this supplier would not have a material effect on the Company's business. On April 28, 1997, Community Products, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code.

Stock Performance Graph

     The following graph sets forth information comparing the cumulative total return to holders of the Company's Common Stock (Class A and Class B) over the last five years (the "Measuring Period") with (1) the cumulative total return of the NASDAQ Stock Market Index (U.S.) and (2) the cumulative total return of the Standard and Poor's Food Index, assuming in each case the investment of $100 on December 31, 1991. The yearly change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for each fiscal year, assuming dividend reinvestment, and (b) the change in share price between the beginning and end of the Measuring Period, by (ii) the share price at the beginning of the Measuring Period. The Company has not paid any cash dividends.

[typeset representation of graph]

                         Ben & Jerry's       S&P Foods
                          Homemade             Index             NASDAQ
12/31/91                  100                 100                100
 3/31/92                  102.70               87.90             103.14
 6/30/92                  145.95               89.39              96.09
 9/30/92                  162.16               96.58             100.04
12/31/92                  154.05               99.77             116.38
 3/31/93                  170.27               96.23             118.56
 6/30/93                  137.84               89.16             120.84
 9/30/93                  105.41               87.27             131.03
12/31/93                   87.16               91.55             133.60
 3/31/94                   90.54               88.66             127.98
 6/30/94                   91.22               89.27             122.00
 9/30/94                   75.68               96.70             132.10
12/31/94                   51.35              102.34             130.59
 3/31/95                   64.19              105.81             142.31
 6/30/95                   74.32              115.36             162.78
 9/30/95                  101.35              120.09             182.37
12/31/95                   79.73              130.54             184.54
 3/31/96                   89.19              132.52             193.29
 6/30/96                   91.89              135.70             209.06
 9/30/96                   68.24              148.21             216.51
12/31/96                   58.78              154.67             227.15

[end graph]

     The above stock performance graph is required by regulations adopted by the Securities and Exchange Commission.

Stock Ownership Filings

     Under the securities laws of the United States, the Company's directors, certain of its officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates during 1996. All of these filing requirements were satisfied by its directors and officers and, to the Company's knowledge and belief, ten percent holders.

ITEM #2        PROPOSED AMENDMENT TO THE 1995 EQUITY INCENTIVE PLAN
                INCREASING THE NUMBER OF SHARES AUTHORIZED TO BE
                        AWARDED AND DELIVERED THEREUNDER

     Subject to approval by the stockholders at the 1997 Shareholder Meeting, the Board of Directors at its regular meeting held on March 28, 1997 approved a proposal to amend the Company's 1995 Equity Incentive Plan (the "Plan") to increase by 400,000 shares the aggregate number of shares of stock of the Company which may be delivered in connection with options, restricted stock awards, or other stock-based awards granted under the Plan. The Plan, was originally approved by the stockholders at the June 24, 1995 Shareholder Meeting.

     As of April 21, 1997 stock options for a total of 425,000 shares of the Company's Class A Common Stock, net of forfeitures, have been awarded under the Plan leaving 75,000 shares available for the granting of options, or other stock-based future awards under the Plan. The Board of Directors believes that the number of shares remaining available for issuance under the Plan is insufficient to continue to fulfill the purposes of the Plan, which expires April 21, 2005 and that accordingly the number of shares authorized for delivery thereunder should be increased by 400,000, from 500,000 shares to 900,000 shares of Class A Common Stock.

     The Directors believe that the Plan is an important means of attracting, holding and motivating key employees of the Company and that the Plan is a necessary and integral part of the Company's overall management compensation program. As noted under the heading "Compensation Committee Report on Executive Compensation" in this Proxy Statement, the Board views the granting of options as a significant method of aligning management's long-term interests with those of the shareholders. The Board of Directors presently intends to repurchase up to 200,000 shares of the Class A Common Stock, for use in making awards under the Plan as amended provided that the stock can be so repurchased at market prices deemed favorable by the Board. However, there is no assurance that the Company will succeed in implementing this stock repurchase program.

     Set forth below is a summary of the Plan as is now in effect.

     Eligible Participants: Maximum Number of Shares. The Equity Incentive Plan's eligibility criteria encompasses officers and other key employees of the Company and its subsidiaries and consultants and other persons who are in a position to make a significant contribution to the Company and its subsidiaries. Options for no more than 200,000 shares can be granted to any individual in any one year under the Plan.

     Currently, (prior to the proposed amendments), subject to any future adjustment for stock splits and similar events, the total number of shares of Class A Common Stock that can be issued under the Plan is 500,000 shares. If any award under the Plan which requires exercise by the participant for the delivery of Class A Common Stock terminates without having been exercised in full, or if any award payable of Class A Common Stock or cash is satisfied in cash rather than Class A common stock, the number of shares of Class A Common Stock as to which such award was not exercised or for which cash was substituted will be available for future grants. The Plan is not required to be qualified under
Section 401(a) of the Internal Revenue Code, nor is it subject to the provisions of the Employees Retirement Income Security Act of 1974.

     Stock Options. The Equity Incentive Plan permits the granting of options that qualify as incentive stock options under the Internal Revenue Code ("Incentive Options" or "ISOs") and stock options that do not so qualify ("Non-Statutory Options"). The option exercise price of each option shall be determined by the Committee. The option price of an ISO may not be less than 100% of the fair market value of the shares on the date of grant in the case of ISOs (110% in the case of ISOs granted to a greater than ten percent stockholder). The option price of a Non-statutory Option may be not less than par value. However, the Committee's present intention is not to grant options at below the fair market value of the Class A Common Stock on the effective date of grant. Subject to these limitations, the Committee may reduce the exercise price of an option at any time after the time of grant with the consent of the participant, but the option will be treated as a new option granted on the date of such reduction.

     The term of each option will be fixed by the Committee, but may not exceed ten years from the date of grant (five years in the case of an ISO granted to a greater than ten-percent stockholder). The Committee will determine at what time or times each option maybe exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee may, in its discretion, provide that upon exercise of an option, instead of receiving shares free from restrictions under the Plan, the participant will receive shares of Restricted Stock or Deferred Stock Awards as defined below. Also, if the market price of the Class A Common Stock subject to an option exceeds the price of the option at the time of exercise, the Committee may, in its discretion, and upon request by an employee, cancel the option and pay to the employee an amount in cash or Class A Common Stock equal to the difference between the fair market value of the Class A Common Stock which would have been purchased pursuant to the exercise (determined on the date the option is canceled) and the aggregate exercise price which would have been paid.

     The exercise price of options granted under the Plan must be paid in full in cash or by check, bank draft or money order, or if the terms of the option permit (or for a non-statutory option, if the Committee so permits at or after the grant of the option), by shares of Class A Common Stock which have been owned for at least six months (unless the Committee approves in any instance a shorter period), by a promissory note, by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or by any combination of the foregoing, provided that the par value of shares of Class A Common Stock must be paid in cash or by check or other instrument acceptable to the Company.

     Stock Appreciation Rights. The Committee may also grant stock appreciation rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of unrestricted Class A Common Stock, Restricted Stock or Deferred Stock Awards (as determined by the Committee), in general measured by the increase since the date of grant in the value of the shares covered by such right. Stock appreciation rights granted in tandem with options will be exercisable only at such time or times, and to the extend that the related option is exercisable and will terminate upon the exercise of the related stock appreciation right.

     Treatment of Options and Stock Appreciation Rights Upon Termination of Employment. If a participant's employment terminates by reason of death or total or permanent disability, any option or stock appreciation right then held by the participant that is not exercisable immediately prior to such termination of employment will terminate on that date. Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of the employment. In the event of any other termination of employment (or, in the case of a non-employee participant, in the event such participant ceases to be affiliated with the Company), all options and stock appreciation rights held by the participant that are not then exercisable for a period of three months or such longer period as may be established by the Committee. (Termination of employment of an employee for cause will result in immediate termination of all awards if the Committee so determines before or after the date of such termination.) Notwithstanding the post-termination exercise periods, described above, no option or stock appreciation right may be exercised beyond its original term.

     Restricted Stock and Unrestricted Stock. The Committee may also award shares of Class A Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). The purchase price of shares of Restricted Stock shall be not less than par value (or past services of equivalent value). Recipients of Restricted Stock must accept an award within 60 days of the grant of such award by written instrument and tender full payment, if any, in order to have any rights with respect to the Restricted Stock. The Committee may at any time accelerate the dates on which the restrictions will lapse. Generally, shares of Restricted Stock are nontransferable, and if a participant who holds shares of Restricted Stock terminates employment or otherwise ceases to be affiliated with the Company for any reason including death or disability prior to the lapse or waiver of the restrictions, the employee must resell to the Company the shares of Restricted Stock for the amount paid for such shares, or forfeit them to the company if no cash was paid; provided, however, that the Committee may provide that the restrictions lapse upon any such termination of employment. Prior to the lapse of restrictions on shares of Restricted Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock.

     Any participant making an election under Section 83(b) of the Internal Revenue Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

     The Committee may also grant shares which are free from any restrictions under the Plan ("Unrestricted Stock"). The purchase price of Unrestricted Stock must be not less than par value (or past services of equivalent value).

     Deferred Stock. The Committee may also make deferred stock awards under the Plan ("Deferred Stock Awards"). Deferred Stock Awards entitle the recipient to receive shares of Class A Common Stock in one or more installments at a future date or dates, and on such conditions as determined by the Committee. Except as otherwise specified in the grant or agreed to by the Committee, all such rights to which the participant has not become irrevocably entitled will terminate upon the participant's death, retirement or other termination of employment or other affiliation with the Company. The Committee may at any time accelerate the time at which delivery of all or part of the shares will take place.

     Performance Awards (Cash or Stock). The Committee may also grant awards based on certain performance criteria ("Performance Awards") entitling the recipient to receive, without payment, shares of Class A Common Stock or cash in such combinations as the Committee may determine. Payment of the award may be conditioned on achievement of personal, corporate, departmental or any other category of performance goals and such other conditions as the Committee shall determine. Except as otherwise specified in the grant or agreed to by the Committee, rights under a Performance Award to which the participant has not become irrevocably entitled will terminate upon a participant's death, retirement or other termination of employment or other affiliation with the Company. Any conditions in an award may be waived or modified by the Committee at any time.

     Loans. The Company may make a loan to a participant ("Loan"), either on the date of or after the grant of any award to the participant. A Loan may be made either in connection with the purchase of Class A Common Stock under the award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate. However, no Loan may have a term (including extensions) exceeding ten years in duration.

     Supplemental Grants. In connection with any award, the Committee may at the time such award is made or at a later date, provide for and grant a cash award to the participant ("Supplemental Grant") not to exceed an amount equal to the amount of any Federal, State and Local Income tax on ordinary income for which the participant will be liable with respect to the award, plus an additional amount on a grossed-up basis necessary to make the participant whole after tax, discharging all the participant's income tax liabilities arising from the Supplemental Grant. Except as otherwise specified in the grant or agreed to by the Committee, rights under a Supplemental Grant to which the participant has not become irrevocably entitled will terminate upon a participant's death, retirement or other termination of employment or other affiliation with the Company.

     No award granted under the Plan (other than an award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution and during an employee's lifetime an award requiring exercise may be exercised only by the participant (or in the event of the participant's incapacity, the person legally appointed to act on the participant's behalf).

     Adjustments in Class A Common Stock; Certain Corporate Transactions. In the event of a stock dividend, stock split and certain other changes in the Company's capitalization, including extraordinary distributions to shareholders, the Committee will make appropriate adjustment to the maximum number of shares that may be delivered under the Plan, the number of shares subject to outstanding awards, the exercise price of outstanding awards, and other appropriate adjustments. The Committee may also make such adjustments in other circumstances if it deems the adjustments necessary to avoid distortion in the operation of the Plan.

     In the event the Company is acquired under prescribed circumstances, all outstanding awards will terminate. The Committee in its discretion may, however, accelerate the exercisability of (or lift restrictions applicable to) outstanding awards, or if the participant will be employed by the acquiring corporation or an affiliate, may arrange for replacement awards.

     Withholding Requirements. The grant or exercise of awards maybe subject to tax withholding requirements, as described below. Where Class A Common Stock may be delivered under an award, the Committee may require that the participant or other appropriate person either remit to the Company an amount necessary to satisfy withholding requirements or make other satisfactory arrangements (including, if the Committee so permits, the holding back of shares from payments under the award).

     Where a participant purchases Class A Common Stock under an award for a price equal to the par value of the stock, the Committee may determine that the price has been satisfied by past services rendered by the participant.

     Effect, Discontinuance, Cancellations, Amendment and Termination. The Committee may at any time discontinue granting awards under the Plan. The Board may at any time or times amend the Plan (and the Committee may amend any outstanding award) or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, except that the following amendments may not be made without the approval of the stockholders of the Company: increase in the maximum number of shares available under the Plan or change in the group of persons eligible to receive awards under the Plan. No amendment or termination of the Plan may adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

     Federal Income Tax Effects. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the option holder or a deduction to the Company. However, option holders exercising incentive stock options may become subject to the alternative minimum tax by reason of that exercise.

     If the stock received upon the exercise of an incentive stock option is held for at least two years from the date of grant and at least one year after the date of exercise, any gain or loss recognized upon the disposition of the stock will be considered long-term capital gain or loss and will be taxed accordingly. If shares received upon exercise of an incentive stock option are disposed of before the holding period requirements described above have been satisfied (a "Disqualifying Disposition"), the option holder will realize ordinary income, and the Company will be entitled to a deduction, equal in general to the difference between the option price and the value of the stock on the date of exercise. The amount of ordinary income realized on a Disqualifying Disposition may be limited when the stock is sold for less than its value on the exercise date. Incentive options granted to an optionee will be treated for Federal income tax purposes as non-statutory options (see below) to the extent the aggregate value (determined as of the time of grant) of the stock for which the options first become exercisable in any calendar year exceeds $100,000. In the case of non-statutory options, no income results upon the grant of the option. When an option holder exercises a non-statutory option, he or she will realize ordinary income, subject to withholding, equal in general to the excess of the then-fair market value of the stock over the option price. The Company will in general be entitled to a deduction equal to the amount of ordinary income realized by the optionee, provided the Company satisfies certain withholding and reporting requirements.

     Special rules will apply in the case of officers or directors subject to the shore-swing profit limitations of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who exercise options within six months of the grant of those options.

     Section 162(m) of the Internal Revenue Code limits to $1 million the deduction a public corporation may claim with respect to the remuneration paid in any year to any of the Corporations' top five officers. The deduction limitation is subject to a number of important exceptions, including an exception for so-called "performance-based" compensation. It is anticipated that options granted under the Plan will be eligible for an exception from the $1 million deduction limitation.

     The Internal Revenue Code also imposes a 20% additional tax, and denies a deduction, where remuneration paid in connection with a change in control exceeds specified limits. In determining whether these limits have been exceeded, options that vest upon a change in control of the Company may be taken into account.

     The foregoing summary is limited to Federal income tax consequences and does not purport to be a complete description of those taxes.

Vote Required

     The favorable vote of a majority of the votes cast on the matter by all outstanding shares of Class A Common Stock, Class B Common Stock and Class A Preferred Stock entitled to vote, voting together, is required to authorized this amendment.

Recommendation of the Board of Directors

     The Board of Directors unanimously recommends a vote FOR the proposed amendment to the 1995 Equity Incentive Plan.

ITEM #3 PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION CONCERNING CLASSIFICATION OF THE BOARD OF DIRECTORS.
                  THE REMOVAL OF DIRECTORS AND RELATED MATTERS

General

     The Vermont Business Corporation Act currently provides that the Articles of Incorporation may provide for classification of the Board into two (or more) classes.

     The Board of Directors has approved proposed amendments to (a) classify the Board, effective with this 1997 Annual Meeting, into three classes, as nearly as equal as possible, so that each director (after a transitional period) will serve for three years, with one class of directors being elected each year; (b) provide that directors may be removed only for cause and with the approval of at least two-thirds of the votes cast on the matter by all of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (c) provide that any vacancy resulting from such a removal may be filled by two-thirds of the directors then in office; and (d) increase the stockholder vote required to alter, amend, repeal or adopt any provision inconsistent with these amendments proposed in Item 3 to at least two-thirds of the votes cast on the matter by all of the outstanding shares of capital stock of the Company entitled to vote generally in the elections of directors, voting together.

     The Board of Directors of the Company has directed that the proposed amendments be submitted to a vote of the stockholders of the Company at the Annual Meeting and recommends to the stockholders that the amendments set forth in Item 3 be adopted. If the proposed amendments are approved, the Articles of Incorporation will be amended to include the Article entitled "Classification of Directors" reading as set forth in Exhibit A attached hereto and adoption of
Item 3 will constitute approval of such amendments.

     The Company believes the proposed amendments would, if adopted, effectively reduce the possibility that a third party could effect a change, including a tender offer or a sudden or surprise change in the composition of the Company's Board of Directors, without the support of the incumbent Board and accordingly that adoption of the amendments will strengthen Ben & Jerry's ability to remain an independent, Vermont-based company, which Ben & Jerry's believes is in the best interest of the Company, its stockholders, its employees and the Vermont community. However, the adoption of the proposed amendments may have significant effects on the ability of stockholders of the Company to change the composition of the incumbent Board, to benefit from transactions which are opposed by the incumbent Board, to assume control of the Company or to effect a fundamental corporate transaction such as a merger and adoption may assist management in retaining its present positions. Accordingly, before voting on the proposed amendments, stockholders should read carefully the description contained below in "Anti-Takeover Effects of Existing Provisions of the Articles of Incorporation Relating to the Class B Common Stock and Class A Preferred Stock" as well as the following description of the proposed amendments.

     The Company's management is not presently aware of any pending or threatened effort to take over control of the company or to change management, either by a third party or by any holder or holders of any substantial block of the Company's capital stock, whether by merger, tender offer, solicitation in opposition to management or otherwise. Accordingly, Item 3 is not being recommended in response to any specific effort to obtain control of the Company of which the Company is aware. The Board of Directors has concluded, however, that it is desirable to consider these amendments at a time when the Company is not subject to a takeover attempt because the Board of Directors believes it is prudent to seek stockholder approval of these measures in advance since, given time and other constraints, such action would often be impractical once a hostile attempt has been announced. The Board has no present intention to adopt or propose any other proposals designed to deter an unsolicited takeover of the Company.

Description of the Proposed Amendments.

     Classification of the Board of Directors. The By-laws now provide that each director shall hold office until such director's successor is elected and qualified and that an annual meeting of stockholders shall be held each year for the election of directors. The proposed Article titled "Classification of Directors" provides that the Board shall be divided into three classes of directors, each class to be nearly equal in number of directors as possible. If the proposed amendments are adopted, the Company's directors will be divided into three classes and three directors will be elected for a term expiring at the 1998 Annual Meeting of Stockholders, Three directors will be elected for a term expiring at the 1999 Annual Meeting of Stockholders, and four directors will be elected for a term expiring at the 2000 Annual Meeting of Stockholders (in each case, until their respective successors are elected and qualified). Starting with the 1998 Annual Meeting of Stockholders, one class of directors will be elected each year for a three-year term. For information regarding the Board of nominees for election at this 1997 Annual Meeting and the class of Directors in which each nominee will initially serve if the proposed amendments are adopted, see Item 1--"Election of Directors".

     The proposed classification of directors is consistent with the provisions of Section 8.06 of the Vermont Business Corporation Act, which provides as follows: "The articles of incorporation may provide for staggering their terms by dividing the total number of directors into two, three, four or five groups, with each group containing one-half, one-third, one-quarter or one-fifth of the total, as near as may be. In that event, the terms of directors in the first group expire at the first annual shareholders' meeting after their election, the terms of the second group expire at the second annual shareholders' meeting after their election, and the terms of the third group, fourth group and fifth group, if any, expire at the third, fourth or fifth annual shareholders' meeting after their election. At each annual shareholders' meeting held thereafter, directors shall be chosen for a term not to exceed five years, as the case may be, to succeed those whose terms expire."

     The classification of directors will have the effect of making it more difficult to change the composition of the Board. At least two stockholder meetings, instead of one, will be required to effect a change in the control of the Board. The Board believes that the longer time required to elect a majority of a classified Board will help to assure the continuity and stability of the Company's management and policies in the future, because a majority of the directors at any given time will have prior experience as directors of the Company. (The Company has not experienced any significant problems to date with the continuity and stability of the Company's management and policies.) It should be noted that the classification provisions will apply to every election of directors, whether or not a change in the Board would be beneficial to the Company and its stockholders and whether or not a majority of the Company's stockholders believes that such a change would be desirable.

     Removal of Directors; Filling Vacancies on the Board of Directors. The proposed amendments provide that a director, or the entire Board, may be removed, only for cause, by the affirmative vote of the holders of at least two-thirds of the votes cast in the matter by the outstanding shares of capital stock entitled to vote generally in the election of directors. Currently neither the Company's Articles of Incorporation nor its By-laws contain a provision describing the director removal procedures.

     The proposed amendments provide that a vacancy on the Board resulting from such a removal may be filled by vote of two-thirds of the directors then in office. The proposed amendments would also permit the remaining directors then in office to fill such a vacancy on the Board through less than a quorum. In addition, the proposed amendments provide that any new director elected to fill such a vacancy on the Board will serve for the remainder of the full term of the class in which the vacancy occurred. It also provides that no decrease in the number of directors shall shorten the term of any incumbent. Currently the Company's By-laws provide that a vacancy on the Board resulting from removal of a director may be filled by a vote of a majority of the directors then in office and permit the remaining directors then in office to fill such a vacancy, even though less than a quorum. The By-laws also provide that any director elected to fill such a vacancy on the Board will hold office until the election of their successor at the Annual Meeting of Stockholders. The Vermont Business Corporation Act provides that a vacancy occurring on the Board, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or a majority of the remaining directors even though less than a quorum, subject to any greater voting requirements contained in the Articles of Incorporation. The Provisions of the proposed amendments relating to the removal of directors and the filling of vacancies on the Board will preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board by filling the vacancies created by removal with its own nominees. The proposed amendments would also have the effect of allowing directors to fill any vacancy created by removal of a director by the stockholders. Therefore, if any director is removed by a vote of the stockholders, the directors then in office would have the right to replace such director with a nominee of their choosing without stockholder approval.

     Increased Stockholder Vote for Alteration, Amendment or Repeal of Proposed Amendments. Under Vermont Business Corporation Act, stockholder approval of most amendments to the Articles of Incorporation requires, in the absence of a greater voting requirement in the Articles of Incorporation, the favorable vote of at least a majority of the votes cast on the matter by the class (or classes) of stockholders entitled to vote thereon. The Vermont Business Corporation Act also permits provisions to be contained in the Articles of Incorporation, to require a greater vote. With respect to such greater-voting provisions, the Vermont Business Corporation Act requires that any alterations, amendment or repeal thereof be approved by an equally large stockholder vote as is required by the Vermont Business Corporations Act for initial adoption of the amendments. As permitted by these provisions of Vermont Business Corporation Act, the proposed amendments discussed above would require approval of at least two-thirds of the votes cast on the matter by all of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together, for the alteration, amendment or repeal of, or the adoption of any provision inconsistent with, the Article entitled "Classification of Directors".

     The requirement of an increased stockholder vote is designed to prevent a stockholder or a group of stockholders controlling a majority (but less than two-thirds) of the voting power of all the outstanding shares of capital stock of the Company entitled to vote from avoiding the requirements of the proposed amendments by simply repealing them.

     Anti-Takeover Effects of Existing Provisions of the Articles of Incorporation Relating to the Class B Common Stock and Class A Preferred Stock. The Company presently has in effect certain provisions in its Articles of

Incorporation which, by themselves, or when added to the proposed Amendments to the Articles of Incorporation in this Item 3, could preclude or inhibit the takeover of the Company by a transaction not favored by the incumbent directors and officers, including the Principal Stockholders (as defined below) and the Ben & Jerry's Foundation, Inc.

     The holders of Class A Common Stock are entitled to one vote for each share held on all matters voted on by stockholders, including the election of directors. The holders of Class B Common Stock are entitled to ten votes for each share held in the election of directors and on various other matters, except as limited by law. The Class B Common Stock is generally nontransferable, and while there is no trading market for the Class B Common Stock, the Class B Common Stock is freely convertible into Class A Common Stock on a share-for-share basis and transferable thereafter. A stockholder who does not wish to complete the prior conversion process may effect a sale by simply delivering the certificate for such shares of Class B Common Stock to a broker, properly endorsed. The broker may then present the certificate to the Company's Transfer Agent which, if the transfer is otherwise in good order, will issue to the purchaser a certificate for the number of shares of Class A Common Stock thereby sold.

     The Company has been advised that Mr. Ben Cohen (Chairperson and director of the Company), Mr. Jerry Greenfield (Vice Chairperson and director of the Company), Mr. Fred Lager (a director of the Company not standing for re-election ) and Mr. Jeff Furman (director of the Company) (collectively, the "Principal Stockholders") presently intend to retain substantial numbers of shares of Class B Common Stock. As a result of conversions by "public" stockholders of Class B Common Stock, in order to enable their sales of such securities, the Class B Common Stock is now held disproportionately by Company insiders, including the above-named four directors who are Principal Stockholders. See "Security Ownership of Certain Beneficial Owners and Management." As of March 7, 1997, these four principal individual stockholders held shares representing 48.5% of the aggregate voting power in elections of directors and various other matters but only 19.94% of the aggregate common equity outstanding, permitting them, as a practical matter, generally to decide elections of directors and thereby effectively control the business, policies and management of the Company and also to decide various other questions submitted to a vote of the Company's stockholders even though they might sell substantial portions of their Class A Common Stock.

     The Board of Directors, without further stockholder approval, may authorize the issuance of additional authorized but unissued shares of Class B Common Stock in the future and sell shares of Class B Common Stock held in the Company's treasury subject to compliance with listing requirements of the NASDAQ-NMS.

     In 1985, Ben Cohen, Chairperson of the Board, contributed 900 shares of Preferred Stock to The Ben & Jerry's Foundation, Inc. While the Foundation is a charitable entity legally separate from the Company, it may be deemed to be an affiliate of the Company because its directors are also directors of the Company. The Preferred Stock gives the Foundation a special class voting right to act with respect to certain Business Combinations (as defined in the Company's Articles of Incorporation). The issuance of the Preferred Stock to the Foundation effectively limits the voting rights that holders of the Class A Common Stock and Class B Common Stock, the owners of virtually all of the equity in the Company, would otherwise have with respect to Business Combinations (as defined). This may have the effect of limiting such common stockholders' participation in certain transactions such as mergers, other Business Combinations (as defined) and tender offers, whether or not such transactions might be favored by such common stockholders.

     The Class B Common Stock and the Preferred Stock may be deemed to be "anti-takeover" devices in that the Board of Directors believes the existence of these securities will make it difficult for a third party to acquire control of the Company on terms opposed by the holders of the Class B Common Stock, including primarily the Principal Stockholders, and the Foundation or for incumbent management and the Board of Directors to be removed. The Board believes that these existing provisions, adopted in 1987 and 1985, have strengthened the ability of the Company to remain an independent, Vermont-based business.

     The Company's Board of Directors has approved the amendments adding the Article entitled "Classification of Directors" to the Articles of Incorporation and believes that such amendments are advisable and in the best interest of the Company and its stockholders.

Vote Required

     The affirmative vote of at least two-thirds of the votes cast on the matter by all outstanding shares of Class A Common Stock, Class B Common and Class A Preferred, voting together, is required to authorize the proposed amendments in this Item 3.

Recommendation of the Board of Directors

     Accordingly, the Board of Directors recommends that the stockholders vote FOR approval of the amendment.

ITEM #4                RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the independent public accounting firm of Ernst & Young LLP to audit the accounts of the Company for the fiscal year 1997. The Board of Directors has recommended that stockholders ratify this selection. The Board of Directors will review its selection if this proposal is not approved by the stockholders of the Company at the Annual Meeting.

     Neither the firm of Ernst & Young LLP nor any of its partners has a direct or materially indirect financial interest in the Company. Representatives of the firm of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to reply to stockholder inquiries.

Vote Required

     The affirmative vote of a majority of the votes properly cast on the matter by all shares of outstanding stock of the Company, voting together, at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1997.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for 1997.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information as of April 21, 1997 with respect to the beneficial ownership of the outstanding shares of Class A Common Stock, Class B Common Stock and Preferred Stock by (i) all persons owning of record, or beneficially to the knowledge of the Company, more than five percent of the outstanding shares of Class A Common Stock, Class B Common Stock or Preferred Stock, (ii) each director and executive officer of the Company individually, (iii) all directors and officers of the Company as a group and
(iv) The Ben & Jerry's Foundation, Inc. The mailing address of each of the persons shown and of the Foundation is c/o the Company, 30 Community Drive, South Burlington, Vermont 05403-6828.

                                          Amount of
                                          Beneficial
                                         Ownership of
                                     Class A Common Stock
                             ------------------- -----------------
                                                 Percentage of
                                                 Outstanding
                              Number of Shares     Shares (a)
                             ------------------- ----------------
Ben Cohen (c)                        604,373              9.6%
Perry Odak                            24,580                *
Fred Lager (d)                        30,600                *
Jeffrey Furman (e),(f)                10,000                *
Henry Morgan                           3,224                *
Jerry Greenfield (e)                 130,000             2.01%
Frederick A. Miller                    1,124                *
Elizabeth Bankowski                    3,134                *
Jennifer Henderson                       524                *
Bruce Bowman                             403                *
Frances Rathke                         3,315                *
Putnam Investments, Inc.
 One Post Office Square
 Boston, MA 02109                    472,250(1)           6.5%
The Capital Group
Companies, Inc.
 333 South Hope St.
 Los Angeles, CA 90071               755,500(2)          11.9%
All Officers and directors
 as a group (13 persons)             788,817            12.53%
The Ben & Jerry's
Foundation, Inc.(g)                       --               --



                                          Amount of                            Amount of
                                          Beneficial                          Beneficial
                                         Ownership of                        Ownership of
                                     Class B Common Stock                   Preferred Stock
                             ------------------------------------ ------------------------------------
                                                  Percentage of                       Percentage of
                                                   Outstanding                         Outstanding
                              Number of Shares     Shares (b)      Number of Shares       Shares
                             ------------------- ---------------- ------------------- ---------------
Ben Cohen (c)                        487,876             52.24%              --                --
Perry Odak                                --                --               --                --
Fred Lager (d)                        53,600               5.9%              --                --
Jeffrey Furman (e),(f)                30,300               3.3%              --                --
Henry Morgan                               *                 *               --                --
Jerry Greenfield (e)                  90,000               9.9%              --                --
Frederick A. Miller                       --                 *               --                --
Elizabeth Bankowski                       --                 *               --                --
Jennifer Henderson                        --                --               --                --
Bruce Bowman                              --                 *               --                --
Frances Rathke                            --                 *               --                --
Putnam Investments, Inc.
 One Post Office Square
 Boston, MA 02109                         --                 *               --                --
The Capital Group
Companies, Inc.
 333 South Hope St.
 Los Angeles, CA 90071                    --                 **              --                --
All Officers and directors
 as a group (13 persons)             661,776              72.6%              --                --
The Ben & Jerry's
Foundation, Inc.(g)                       --                --              900               100%

------------


(1) Putnam Investments, Inc. is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., and wholly owns two registered investment advisers: Putnam Investment Management Inc., which is the investment adviser to the Putnam family of mutual funds and The Putnam Advisory Company, Inc., which is the investment adviser to Putnam's institutional clients. Both subsidiaries have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and The Putnam Advisory Company, Inc. has shared voting power over the shares held by the institutional clients.

(2) The Capital Group Companies, Inc. is the parent company of Capital Research and Management Company, SMALLCAP World Fund, Inc. and Capital Guardian Trust Company. As a result of the investment power and in some cases the voting power held by the subsidiary companies, The Capital Group Companies, Inc., may be deemed to "beneficially own" such securities by virtue of Rule 13d-3 under the Securities Exchange Act of 1934.

*    Less than 1%

(a) Based on the number of shares of Class A Common Stock outstanding as of April 21, 1997. Each share of Class A Common Stock entitles the holder to one vote.

(b) Based on the number of shares of Class B Common Stock outstanding as of April 21, 1997. Each share of Class B Common Stock entitles the holder to ten votes.

(c) Under the regulations and interpretations of the Securities and Exchange Commission, Mr. Cohen may be deemed to be a parent of the Company.

(d)  Mr. Lager owns these shares jointly with his wife.

(e) By virtue of their positions as the three current directors of the Foundation, which has the power to vote or dispose of the Preferred Stock, each of Messrs. Greenfield, a co-founder, Director and Vice Chairperson of the Company, and Furman, a Director of and formerly a consultant to the Company and Ms. Bankowski, a Director and Executive Officer of the Company, may be deemed, under the regulations and interpretations of the Securities and Exchange Commission, to own beneficially the Preferred Stock.

(f) Does not include 210 shares of Class A Common Stock and 105 shares of Class B Common Stock owned by Mr. Furman's wife, as to which he disclaims beneficial ownership.

(g) While the Ben & Jerry's Foundation, Inc. is an entity legally separate from the Company, it may be deemed to be an affiliate of the Company under the securities laws.

                                    VOTING

     Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as Judges of Election for the meeting.

     The ten nominees for election as Directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of Directors shall be elected Directors. A majority of the votes properly cast on the matter is necessary to approve any other matter which comes before the Annual Meeting, except where law (as in the case of Item 3) or the Company's Articles of Association or By-laws require otherwise.

     The Judges of Election will count the total number of votes cast "for" approval of proposals, other than the election of Directors, for purposes of determining whether sufficient affirmative votes have been cast. The Judges of Election will count shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

                                 MISCELLANEOUS

     Each of the Compensation Committee Report on Executive Compensation and the Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company later specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for presentation at the 1998 Annual Meeting must be received by the Secretary of the Company at the Company's headquarters in South Burlington, Vermont by January 31, 1998.

                                    GENERAL

     The proxy confers discretionary authority with respect to any other business which may come before the Annual Meeting of Stockholders, including rules for the conduct of the meeting. The Board of Directors knows of no other matter to be presented at the Meeting. It is the intention of the persons named as proxies to vote the shares to which the proxies relate according to their best judgment if any matters not included in the Proxy Statement do properly come before the Meeting, unless the contrary is indicated.

     In addition to the solicitation of proxies by mail, management and employees of the Company may also assist in soliciting proxies in person or by mail, telescope, telephone, telegram and personal interviews for which they will receive no additional compensation. The costs of solicitation of proxies will be borne by the Company.

     You are encouraged to exercise your right to vote by marking the appropriate boxes, and dating and signing the enclosed proxy card. It is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors. The proxy card may be returned in the enclosed envelope, which is postage-paid if mailed in the United States. A prompt response will be helpful and your cooperation is appreciated.

May 16, 1997                         Ben & Jerry's Homemade, Inc.

                                                                      EXHIBIT A

     Proposed Additional Article to the Articles of Incorporation (Item 3)

Classification of Directors

     (A) Commencing with the election of directors at the 1997 Annual Meeting at which this Article entitled "Classification of Directors" is adopted by stockholders of the Corporation, the directors of the Corporation shall be classified and divided into three classes, as nearly equal in number as possible, one class ("Class A") whose term expires at the first annual meeting of stockholders to be held after their election, another class ("Class B") whose term expires at the second annual meeting of stockholders to be held after their election and another class ("Class C") whose term expires at the third annual meeting of stockholders to be held after their election, with each class to hold office until its successors are elected and qualified. At each annual meeting of the stockholders of the Corporation thereafter, the successors of the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Any director elected to fill a newly created directorship or any vacancy on the Board of Directors resulting from any death, resignation, removal or other reason shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

     (B) Any director or directors may be removed from office at any time, but only for cause and only upon the affirmative vote of two-thirds of the votes cast by of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together. Any vacancy in the Board of Directors resulting from any such removal may be filled by vote of two-thirds of the directors then in office, although less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until such director's successor shall be elected and qualified or until such director's earlier death, resignation or removal.

     (C) In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to maintain such classes as nearly equal as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     (D) Notwithstanding any other provision of the Articles of Association or the By-laws of the Corporation (and notwithstanding the fact that a lesser vote may be specified by law), the affirmative vote of two-thirds of the votes cast by the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with the purpose or intent of the provision of this Article, entitled "Classification of Directors", of the Articles of Association of the Corporation.

CLASS A and/or B COMMON STOCK
BEN & JERRY'S HOMEMADE, INC.
This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Ben Cohen, Jerry Greenfield and Perry Odak and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes any of them to represent and to vote, as designated below, all the shares of Class A and B Common Stock of Ben & Jerry's Homemade, Inc. held of record by the undersigned on April 21, 1997 at the Annual Meeting of Stockholders to be held on June 28, 1997 on the Golf Course at Sugarbush Resort in Warren, Vermont at 10:00 a.m., Vermont time, or any adjournment thereof.

1. Election of Directors

FOR all nominees listed below or if any nominee is not available for election, such substitute as the Directors may designate (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for nominees listed below

Elizabeth Bankowski, Ben Cohen, Pierre Ferrari, Jeffrey Furman, Jerry Greenfield, Jennifer Henderson, Frederick A. Miller, Henry Morgan, Perry D. Odak, Andrew S. Patti.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. APPROVING an amendment to the 1995 Equity Incentive Plan increasing the aggregate number of shares of Class A Common Stock authorized to be awarded and delivered thereunder to 900,000 shares.

3. APPROVING amendments to the Articles of Incorporation concerning classification of the Board of Directors, the Removal of Directors and related matters.

4. APPROVING the selection of Ernst & Young as the Company's independent auditors for 1997.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR ALL PROPOSALS.
Dated ______________, 1996

____________________________    _______________________________________
Signature                       Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.